UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________

Date of Report (Date of earliest event reported): March 31, 2016

PETROSHARE CORP.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	333-198881 (Commission File Number)	46-1454523 (I.R.S. Employer Identification No.)

7200 S. Alton Way, Suite B-220
Centennial, Colorado 80112
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry into a Material Definitive Agreement.

On March 31, 2016 (the “Closing Date”), PetroShare Corp. (the “Company”) executed and closed a Purchase and Sale Agreement (the “Agreement”) with Kerr-McGee Oil & Gas Onshore LP, a Delaware limited partnership (the “Seller”), pursuant to which the Company acquired certain oil and gas assets (collectively, the “Assets”), including leases on land adjacent to the Company’s existing leases in Adams County, Colorado known as the Todd Creek Farms Prospect, part of the Wattenberg Field.  Pursuant to the Agreement, the Assets include:  (i) certain oil and gas leases covering lands located in Section 10, Township 1 South, Range 67 West and covering approximately 320 net acres (the “Leases”) in Adams County; (ii) a 100% working interest in a well located on the Leases, including associated casing and equipment (the “Well”); (iii) Seller’s interest in all of the oil, gas, natural gas liquids, and associated hydrocarbons produced from the Well from and after January 1, 2016 (the “Effective Date”); (iv) Seller’s interest in and to certain contracts and agreements applicable to the Well and Leases; (iv) machinery, fixtures, gathering and flow lines, tanks, boilers and other equipment, tangible personal property and improvements located on and used or held in connection with the Leases and the Well; and (v) Seller’s interest in all easements, permits, licenses and rights of way associated with the foregoing. Consideration for acquisition of the Assets was $1,180,547, paid in cash paid by the Company. The transaction was effective on the Effective Date.

In addition to paying the purchase price, the Company assumed certain of Seller’s obligations. The Company assumed Seller’s obligation related to two wells proposed to be located along the lease line border between Section 10 and in Section 11 of Township 1 South, Range 67 West, proposed by a third party operator. Pursuant to the terms of the Agreement, the Company is obligated to participate for an approximate 21.9% working interest in those wells. The Company also assumed certain liabilities of Seller related to the Assets, including liabilities related to environmental conditions and all obligations of Seller arising under the Leases, contracts, easements, and applicable law with respect to the Assets. The parties have indemnified each other from breach of any covenants, agreements, representation or warranty contained in the Agreement.

The purchase price payable by the Company is subject to adjustment after the Closing Date, as provided in the Agreement. The purchase price is subject to adjustment upward by (i) the aggregate amount of all operating expenses and capital expenditures paid by the Seller in connection with the ownership and operation of the Assets in the ordinary course of business after the Effective Date, (ii) an amount equal to the value of Seller’s interest in all saleable oil or condensate produced from the Assets and in storage as of the Effective Date, and (iii) all prepaid expenses paid by Seller with respect to ownership or operation of the Assets and not yet applied as of the Closing Date. The purchase price is subject to adjustment downward by the aggregate amount of any proceeds received by Seller after the Effective Date from the following:  (i) the sale of oil, gas or other associated minerals produced from the Assets after the Effective Date, (ii) for the sale, salvage or other disposition of any property, equipment or rights included in the Assets but disposed of after the Effective Date, and (iii) otherwise arising from ownership of the Assets after the Effective Date. The determination and payment of any adjustments to the purchase price will be made as soon as reasonably practical after the closing, but not later than 120 days following the Closing Date, subject to certain dispute resolution procedures.

Under the participation agreement between the Company and its principal lender, the lender has the option to acquire up to 50% of the Company’s interest in the Leases and the Well.  The Company expects that the lender will exercise this option.

A copy of the Agreement is attached to this report as Exhibit 10.1. The description of the Agreement is qualified in its entirety by reference to the Agreement.

Item 2.01                          Completion of Acquisition or Disposition of Assets

Please see description under Item 1.01.

Item 7.01                          Regulation FD Disclosure

On April 6, 2016, the Company issued a press release announcing acquisition of the Assets.  A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01                          Financial Statements and Exhibits.

(d)                  Exhibits.  The following exhibits are filed or furnished with this report:

10.1	Purchase and Sale Agreement between the Company and Kerr-McGee Oil & Gas Onshore LP, dated March 31, 2016.

99.1	Press release dated April 6, 2016.

Caution Concerning Forward-Looking Statements

This report and the press release contain certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements and information expressed, as of the date of this report, the Company’s estimates, forecasts, projections, expectations or beliefs as to certain future events and results.  These forward-looking statements include, among others, statements regarding the benefits that the Company expects from proposed transactions and plans and objectives of management for future operations.  Forward-looking statements and information are necessarily based on a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, technical, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate.  Therefore, actual results and future events could differ materially from those anticipated in such statements and information.

Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to receipt of working capital, the level of success in exploration, development and production activities, possible defects in title to properties, the ability to negotiate acceptable surface-use agreements with landowners, fluctuations in the market price of precious crude oil and natural gas, industry risks, possible federal and/or state initiatives related to regulation of hydraulic fracturing, risks related to permitting and the projected timeframes to receive the necessary permits, environmental risks and hazards, uncertainty as to calculation of crude oil and natural gas resources and reserves and other risks described in the Company’s report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission.  Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof.  The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law.

All forward-looking statements and information made in this report and the press release are qualified by this cautionary statement.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PetroShare Corp.

Date: April 6, 2016	By: /s/ Stephen J. Foley
Stephen J. Foley, Chief Executive Officer

Exhibit Index

The following is a list of the Exhibits filed or furnished herewith.

Exhibit Number	Description of Exhibit

10.1	Purchase and Sale Agreement between the Company and Kerr-McGee Oil & Gas Onshore LP, dated March 31, 2016.

99.1	Press release dated April 6, 2016.